                                                                   EXHIBIT 10.11

                          [SAND HILL CAPITAL LOGO HERE]


                                 LOAN AGREEMENT

                          Dated as of November 3, 1998

                                 by and between

                             SAND HILL CAPITAL, LLC

                                    as lender

                                       and

                                 XOOM.COM, INC.

                                   as borrower

                         TOTAL CREDIT AMOUNT: $2,750,000

Maturity:  April 30, 1999
Formula:   None
Loan Fee:    $55,000
Interest:   12%
Warrants/Success Fee:  See Agreement

     The terms and information set forth on this cover page are a part of the attached Loan Agreement, dated as of the date first written above (this "Agreement"), entered into by and among Sand Hill Capital, LLC ("Sand Hill") and XOOM.com, Inc. ("Borrower") set forth above. The terms and conditions of the Agreement agreed to between Sand Hill and Borrower are as follows:

     1. ADVANCES. Borrower may request one or more advances (each, an "Advance" and collectively, the "Advances") under Tranche 1 from time to time upon one Business Day's notice in an aggregate outstanding amount not to exceed $1,250,000. Borrower may request Advances under Tranche 2 in an aggregate outstanding amount not to exceed $2,750,000 after Sand Hill receives satisfactory evidence that Borrower has achieved not less than 4,750,000 members (as calculated in accordance with Borrower's usual and customary methods), provided that the proceeds of the initial Advance under Tranche 2 shall be used to repay in full all Advances outstanding under Tranche 1.

     Borrower shall pay interest on the outstanding Advances at the fixed rate specified on the cover page. Interest shall be payable in arrears on the first day of each month. Subject to the next paragraph, on the Maturity Date specified on the cover page, the entire outstanding principal balance of the Advances and all accrued and unpaid interest thereon shall be immediately due and payable.

     All payments on this Agreement shall be applied first to fees and expenses, then to interest and then to principal. If any payment is not made within ten
(10) days of the due date, Borrower shall pay a late payment fee equal to the lesser of 5% of the amount of such late payment or the maximum amount permitted by law. Any principal or interest payments on this Agreement outstanding after the occurrence and during the continuance of a default under this Agreement shall bear interest at a rate equal to 5% above the rate otherwise applicable under this Agreement. In addition to the foregoing amounts, on the Maturity Date, Borrower shall pay Sand Hill an extension fee of $25,000 if Borrower wishes to postpone the date on which all amounts are due hereunder by forty-five
(45) days, or if any amount remains outstanding under this Agreement after the Maturity Date. In addition, the number of Shares that Sand Hill may purchase under the Warrant issued as of the date hereof shall automatically increase by 2,000 Shares per day for each day after April 30, 1999 that any amount remains outstanding under this Agreement. The provision in this paragraph for any extension or postponement, late fees and default interest shall not be construed as Sand Hill's consent to Borrower's failure to pay any amounts in strict accordance with this Agreement, and Sand Hill's acceptance of any such payments shall not restrict Sand Hill's exercise of any remedies arising out of any such failure.

     2. SECURED AGREEMENT. To secure repayment of all obligations evidenced by this Agreement and performance of all of Borrower's obligations hereunder (including interest accruing after an Insolvency Event), Borrower grants Sand Hill a security interest in the property described in EXHIBIT A attached hereto (the "Collateral"). Borrower shall take such actions as Sand Hill requests from time to time to perfect or continue the security interest granted hereunder. Borrower shall not dispose of or encumber or permit to be encumbered or attached any part of the Collateral without Sand Hill's prior written consent except for dispositions of inventory made in the ordinary course of Borrower's business.

     3. REPRESENTATIONS AND WARRANTIES. Borrower represents to Sand Hill that, as of the date of this Agreement: (a) Borrower is not in default under any agreement under which Borrower owes any money, or any agreement, the violation or termination of which could have a material adverse effect on Borrower; (b) Borrower has taken all action necessary to authorize the execution, delivery and performance of this Agreement; (c) except as set forth in Schedule 1 attached hereto, and except for purchase money security interests on particular items of equipment, there are no liens, security interests or other encumbrances on the Collateral; (d) the execution and performance of this Agreement do not conflict with, or constitute a default under, any agreement to which Borrower is party or by which Borrower is bound; (e) the information provided to Sand Hill on or prior to the date of this Agreement is true and correct in all material respects; (f) all financial statements and other information provided to Sand Hill fairly present Borrower's financial condition, and there has not been a material adverse change in the financial condition of Borrower since the date of the most recent of the financial statements submitted to Sand Hill; (g) Borrower is in compliance with all laws and orders applicable to it; (h) except as set forth in Schedule 2 attached hereto, Borrower is not party to any litigation and is not the subject of any government investigation, and Borrower has no knowledge of any pending litigation or investigation or the existence of circumstances that reasonably could be expected to give rise to such litigation or investigation; and (i) no representation or other statement made by Borrower to Sand Hill contains any untrue statement of a material fact or omits to state a material fact necessary to make any statements made to Sand Hill not misleading.

     4.  COVENANTS.
         (a) Borrower will provide Sand Hill (i) within 25 days after the last day of each month, monthly company-prepared financial statements in form and substance satisfactory to Sand Hill, prepared in accordance with GAAP, and (ii) promptly upon Sand Hill's request, such other information relating to Borrower's operations and condition, including information on equity and funding status, as Sand Hill may reasonably request from time to time. Sand Hill shall have a right to review and copy Borrower's books and records from time to time upon reasonable notice to Borrower. Borrower will pay Sand Hill for the reasonable costs it may incur from time to time in auditing the Collateral.

         (b) Borrower will maintain insurance on the Collateral that includes a lender's loss payable endorsement in favor of Sand Hill as an additional loss payee. Borrower will maintain insurance in a form acceptable to Sand Hill relating to the Collateral and Borrower's business in amounts and of a type that are customary to businesses similar to Borrower's.

         (c) Borrower will maintain its corporate existence and good standing and will maintain in force all licenses and agreements, the loss of which could have a material adverse effect on Borrower's business. Borrower will pay all taxes on or before the date such taxes are due, and will comply with all laws and orders applicable to it.

         (d) Borrower will not (i) make any investments in, or loans or advances to, any person other than in the ordinary course of business as currently conducted, (ii) acquire any assets other than in the ordinary course of business as currently conducted, (iii) make any distributions or pay any dividends to any person on account of Borrower's shares, (iv) borrow any money except under equipment lease agreements, or (v) dispose of or encumber any portion of its assets, except for dispositions of inventory in the ordinary course of Borrower's business. Lender acknowledges that an acquisition of the assets or stock of an entity in which the total consideration paid is less than $5,000,000 is in Borrower's ordinary course of business.

         (e) Borrower will register on an expedited basis with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, those intellectual property rights listed on Exhibits A, B and C to the Intellectual Property Security Agreement delivered to Sand Hill by Borrower. Borrower will register such additional intellectual property rights developed or acquired by Borrower from time to time in connection with any product prior to the sale or licensing of such product to any third party. Borrower will execute such documents and take such other actions as Sand Hill may reasonably request to perfect the security interest granted in such rights.

         (f) If Borrower merges or consolidates with any person or entity such that Borrower is not the surviving entity, Sand Hill shall have the right to terminate this Agreement and require Borrower to pay all unpaid principal, interest and other amounts owing hereunder on the effective date of such merger or consolidation.

     5. FEES AND EXPENSES. On the date of this Agreement, Borrower shall pay Sand Hill the Loan Fee specified on the cover page, plus all legal expenses that Sand Hill incurs in connection with this Agreement. Borrower shall also deliver a warrant to purchase stock to Sand Hill in a form acceptable to Sand Hill. Borrower shall pay all costs that Sand Hill incurs in enforcing this Agreement or exercising any rights with respect to the Collateral (including all costs incurred after the occurrence of an Insolvency Event), including without limitation reasonable attorneys fees and expenses.

     6. EVENTS OF DEFAULT; REMEDIES. Any one or more of the following shall constitute an Event of Default under this Agreement:

         (a) Borrower's failure (i) to pay all or any part of the principal or interest hereunder on the date due and payable, or (ii) to comply with any agreement or covenant set forth in this Agreement, or (iii) to comply with the terms of any material contract to which Borrower is a party and any agreement pursuant to which Borrower has incurred indebtedness, or (iv) to comply with any law to which Borrower is subject; or

         (b) Borrower becomes insolvent, or becomes the subject of any case or proceeding under the United States Bankruptcy Code or any other law relating to the reorganization or restructuring of debt (an "Insolvency Event"); or

         (c) any representation made to Sand Hill in this Agreement, the Warrant issued of even date herewith, or any information given to Sand Hill by or on behalf of Borrower shall be incorrect in any material respect when made; or

         (d) the occurrence of a material adverse change in the financial or other condition of Borrower.

     Upon the occurrence of an Event of Default hereunder, all unpaid principal, accrued interest and other amounts owing hereunder shall, at the option of Sand Hill, be immediately collectible by or on behalf of Sand Hill, and Sand Hill may exercise all of the rights of a secured party under the California Uniform Commercial Code. In each case, Sand Hill shall have a right to dispose of the Collateral in any commercially reasonable manner, and shall have a royalty-free license to use any name, trademark, advertising matter or any property of a similar nature to complete production of, advertisement for, and disposition of any Collateral and Sand Hill shall have a license to enter into, occupy and use Borrower's premises and the Collateral without charge to exercise any of Sand Hill's rights or remedies under this Agreement. Effective upon the occurrence of an Event of Default, Borrower irrevocably appoints Sand Hill (and any of Sand Hill's designated employees or agents) as Borrower's true and lawful attorney in fact to: endorse Borrower's name on any checks or other forms of payment; make, settle and adjust all claims under and decisions with respect to Borrower's policies of insurance; settle and adjust disputes and claims respecting accounts receivable with account debtors; execute and deliver all notices, instruments and agreements in connection with the perfection of the security interest granted in this Agreement; and sell, lease or otherwise dispose of all or any part of the Collateral. The appointment of Sand Hill as Borrower's attorney in fact, and each of Sand Hill's rights and powers, being coupled with an interest, is irrevocable until all amount owing to Sand Hill have been repaid in full.

     7. WAIVERS; INDEMNITY. Borrower waives presentment and demand for payment, notice of dishonor, protest and notice of protest of this Agreement, and shall pay all costs of collection when incurred, including reasonable attorneys' fees, costs and expenses incurred before, after or in connection with an Insolvency Event. Borrower shall indemnify and hold Sand Hill harmless from any claim, obligation or liability (including without limitation reasonable attorneys fees and expenses) arising out of any misrepresentation or breach of or default in connection with any of the representations, warranties and covenants or other obligations of Borrower in this Agreement or the transactions contemplated hereby, including any such claim, obligation or liability arising before, after or in connection with an Insolvency Event.

     8. MISCELLANEOUS. Sand Hill may assign all or any part of its interest in this Agreement and the Advances to any person or entity, or grant a participation of any interest in this Agreement, without notice to, or the consent of, Borrower, provided that such assignment or grant complies with the Securities Act of 1933, as amended, and any applicable state securities laws, and does not put Borrower in violation of such statutes. This Agreement can be amended only by an instrument signed by Sand Hill and Borrower. All prior agreements are superseded by this Agreement. Borrower may not assign any obligation hereunder without Sand Hill's consent. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one instrument. This Agreement shall be governed by the internal laws of the State of California, without regard to conflicts of laws rules. Borrower and Sand Hill consent to the exclusive jurisdiction of the United States District Court of the Northern District of California and the state courts for San Mateo County, California.

     9. JURY WAIVER. SAND HILL AND BORROWER EACH WAIVES ANY RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN.

                                    XOOM.COM, INC.


                                    By:  /s/ John Harbottle
                                         ------------------

                                    Title:   VP Finance and CFO
                                           ----------------------

                                    SAND HILL CAPITAL, LLC


                                    By:  /s/ Sand Hill Capital LLC
                                         --------------------------

                                     Title:
                                           ----------------------

                                    EXHIBIT A

     The Collateral shall consist of all right, title and interest of Borrower in and to the following:

         (a) All goods and equipment now owned or hereafter acquired, including, without limitation, all machinery, fixtures, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located;

         (b) All inventory, now owned or hereafter acquired, including, without limitation, all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products including such inventory as is temporarily out of Borrower's custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above, and Borrower's books relating to any of the foregoing;

         (c) All contract rights and general intangibles now owned or hereafter acquired, including, without limitation, goodwill, trademarks, servicemarks, trade styles, trade names, patents, patent applications, leases, license agreements, franchise agreements, blueprints, drawings, purchase orders, customer lists, route lists, infringements, claims, computer programs, computer discs, computer tapes, literature, reports, catalogs, design rights, income tax refunds, payments of insurance and rights to payment of any kind;

         (d) All now existing and hereafter arising accounts, contract rights, royalties, license rights and all other forms of obligations owing to Borrower arising out of the sale or lease of goods, the licensing of technology or the rendering of services by Borrower, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Borrower and Borrower's books relating to any of the foregoing;

         (e) All documents, cash, deposit accounts, securities, financial assets, securities entitlements, letters of credit, certificates of deposit, instruments and chattel paper now owned or hereafter acquired and Borrower's books relating to the foregoing;

         (f) All copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished, now owned or hereafter acquired; all trade secret rights, including all rights to unpatented inventions, know-how, operating manuals, license rights and agreements and confidential information, now owned or hereafter acquired; all mask work or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired; all claims for damages by way of any past, present and future infringement of any of the foregoing; and

         (g) Any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds thereof.